                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

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/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
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                               AVATEX CORPORATION
                          5910 NORTH CENTRAL EXPRESSWAY
                                   SUITE 1780
                               DALLAS, TEXAS 75206

                                  JULY 30, 2001


To our Stockholders:

      You are cordially invited to attend the annual meeting of stockholders of Avatex Corporation to be held on Tuesday, September 25, 2001, in Bethesda, Maryland, at 9:00 a.m.

      This booklet includes the formal notice of the meeting and our proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also gives you information about our Board of Directors, our director candidates and our proposed amended and restated stock option and performance award plan.

      We want your shares to be represented at the meeting. In addition to the traditional proxy card, you may vote your shares via the Internet. Instructions for voting via the Internet are on your proxy card. You will need the "control number" imprinted on your proxy card.

      You also have the opportunity to receive future proxy materials and annual reports electronically via the Internet. You can sign up by following the simple instructions on the Internet voting site. Receiving future annual reports and proxy statements through the Internet will be simpler for you and will save our company money. We hope you will follow these easy instructions and sign up.

      It is important for your shares to be represented at the meeting. Whether or not you plan to attend the meeting, we urge you to vote your shares via the Internet or proxy card.

Very truly yours,

/s/ Abbey J. Butler                             /s/ Melvyn J. Estrin
Abbey J. Butler                                 Melvyn J. Estrin
CO-CHAIRMAN OF THE BOARD                        CO-CHAIRMAN OF THE BOARD
AND CO-CHIEF EXECUTIVE OFFICER                  AND CO-CHIEF EXECUTIVE OFFICER

                               AVATEX CORPORATION
                          5910 North Central Expressway
                                   Suite 1780
                               Dallas, Texas 75206

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


Date:             September 25, 2001

Time:             9:00 a.m.

Place:            Human Service International, Inc.
                  7200 Wisconsin Avenue, #600
                  Bethesda, Maryland 20814

Purpose:          1.    Elect two directors to our Board of Directors;

                  2. Consider and vote on our proposed Amended and Restated Stock Option and Performance Award Plan; and

                  3.    Conduct other business if properly raised.

      The record date for the meeting is July 30, 2001. This means that you must be a stockholder of record at the close of business on July 30, 2001 to vote at the meeting.

      YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE PROMPTLY, OR VOTE YOUR SHARES BY USING THE INTERNET AS DESCRIBED IN THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD.


                                        By Order of the Board of Directors


                                        /s/ Robert H. Stone
                                        Robert H. Stone
                                        SECRETARY

Dallas, Texas
July 30, 2001

                               AVATEX CORPORATION
                          5910 North Central Expressway
                                   Suite 1780
                               Dallas, Texas 75206

                                 PROXY STATEMENT

      We are providing this proxy statement to holders of Avatex Corporation Class A common stock in connection with the Board of Directors' solicitation of proxies for use at our annual meeting of stockholders, and when the meeting reconvenes if it is adjourned or postponed. We will mail this proxy statement and the enclosed form of proxy on or about August 6, 2001.

VOTING INFORMATION

Who may vote:     Stockholders of record of Avatex Corporation, as recorded
                  in our stock register, on July 30, 2001.

How to vote:      You may vote in person at the meeting or by proxy. We
                  recommend that you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work: Our Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director candidates, for or against the approval and adoption of our Amended and Restated Stock Option and Performance Award Plan, or you may abstain from voting. If you give us your proxy, but do not specify how to vote, we will vote your shares in favor of our director candidates and for the approval and adoption of the plan.

How to vote
by proxy:         You can vote by proxy in two different ways:

                  OVER THE INTERNET: Go to www.proxyvote.com and follow the instructions. You will need the "control number" imprinted on your proxy card.

                  IN WRITING: Complete, date, sign and return the enclosed proxy card in the enclosed envelope.

                  If you hold your shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote. Please review the material to see if it offers telephone or Internet voting.

Confidentiality:  Your individual vote will be kept confidential from us, unless special circumstances exist. For example, a copy of your proxy card may be sent to us if you write comments on it or if you hold shares through a broker that is not a client of ADP Investor Communications Services, Inc.

Revoking a proxy: You may revoke your proxy before it is voted by submitting a new proxy with a later date, notifying our Secretary in writing before the meeting, or voting in person at the meeting.

Quorum: To carry on business at the meeting, we must have a quorum. This means that holders of at least 40% of our outstanding shares eligible to vote must be represented, in person or by proxy, at the meeting.

Votes needed:     With respect to election of directors, the director
                  candidates who receive the most votes will be elected to
                  fill the seats on our Board.  Only votes cast for a
                  candidate count, and votes that withhold authority to vote for a candidate count for quorum purposes but not for
                  voting purposes.  With respect to our Amended and Restated
                  Stock Option and Performance Award Plan, the affirmative
                  vote of a majority of the shares of our common stock
                  represented in person or by proxy and entitled to vote at
                  the Annual Meeting is required for the approval and adoption of the plan, and an abstention has the effect of a vote
                  against the approval and adoption of the plan.  In either
                  case, broker non-votes, which occur when a broker returns
                  a proxy but does not have the authority to vote on a matter, count for quorum purposes but not for voting purposes.
Attending and
Voting in person: If you attend the meeting and wish to vote in person, we will give you a ballot at the meeting. If you are a registered stockholder, please bring your proxy card to the meeting and we will give you a ballot. If your shares are held in the name of your bank, broker or other nominee, you must bring an account statement or letter from the nominee
                  indicating that you were the beneficial owner of the shares on
                  July 30, 2001, the record date, to receive a ballot at the meeting.
Stockholder
Information:      On July 30, 2001, the record date, there were 19,637,360
                  shares of our common stock outstanding. A list of our stockholders will be available for examination by any stockholder during ordinary business hours at our offices in Dallas and at the meeting.

ELECTRONIC ACCESS TO FUTURE PROXY MATERIALS AND ANNUAL REPORTS

      This proxy statement and our 2001 annual report are available on our Internet site at www.avatexcorp.com. You can elect to receive future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. THIS WILL SAVE OUR COMPANY SUBSTANTIAL PRINTING, COPYING, POSTAGE AND OTHER DISTRIBUTION COSTS. Instructions for signing up for electronic access to these documents are located on the Internet voting site, www.proxyvote.com, and you will need the "control number" imprinted on your proxy card in order to sign up.

GENERAL INFORMATION ABOUT AVATEX

      We are a holding company that, along with our subsidiaries, owns interests in other corporations and partnerships. Through Phar-Mor, Inc. ("PHAR-MOR"), our 48%-owned affiliate, we are involved in operating a chain of discount retail drugstores. Through Phar-Mor and our 41%-owned affiliate, Chemlink Acquisition Company, LLC ("CLAC"), we own approximately 38%, and control 50% of the membership interests, of Chemlink Laboratories, LLC ("CHEMLINK"). Chemlink is primarily engaged in the development, manufacture and distribution of effervescent tablet formulations for consumers and businesses for use in cleaning, disinfectant and sterilization applications.

      Our fiscal year-end is March 31 of each year. References in this proxy statement to "FISCAL 2001" mean our fiscal year ended March 31, 2001. The same time frame definitions also apply to prior fiscal years.

PROPOSAL ONE: ELECTION OF DIRECTORS

      Our Board of Directors is divided into three classes. Each class has a three-year term, and our by-laws provide that directors are to be allocated among the three classes as equally as possible. Directors are elected to serve until the annual meeting of stockholders in a particular year. The three classes of our Board are as follows:

      Class of 2001:      William A. Lemer and John L. Wineapple

      Class of 2002:      Abbey J. Butler and Melvyn J. Estrin

      Class of 2003:      Hyman H. Frankel, Fred S. Katz and Charles C. Pecarro

      Our Board of Directors has nominated both of the members of the Class of 2001 - Messrs. Lemer and Wineapple - to serve until our annual meeting of stockholders in 2004.

      Unless you indicate otherwise on your proxy card, the proxies will vote your shares FOR the re-election of William A. Lemer and John L. Wineapple to the Board. If a nominee becomes unavailable before the meeting, the proxies may vote your shares for any substitute nominee proposed by the Board of Directors, or the Board may reduce the number of directors to be elected.

INFORMATION ABOUT DIRECTORS

      Biographies of our directors appear below, showing their ages as of July 30, 2001 and their principal occupations during the last five years. Our Co-Chairmen have served as directors since 1990, and all of our other directors have served since February 1997.

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TERMS EXPIRING IN 2001:

      WILLIAM A. LEMER, age 60, is a private investor and real estate developer. He has served as President of Bethesda Avenue Photo, Inc. and Pentagon Concourse Photo, Inc., franchisees of One Hour Moto Photo, since June 1992. Since April 1988, he has been the general partner of Metro Associates Limited Partnership, which owns a shopping center in Woodbridge, Virginia. Until March 1997, Mr. Lemer also served as a director of Ben Franklin Retail Stores, Inc. ("BEN FRANKLIN"), which filed for protection under the Bankruptcy Code in July 1996. Mr. Lemer is the brother-in-law of Mr. Estrin.

      JOHN L. WINEAPPLE, age 61, has been the principal of John Wineapple Associates, Inc., a marketing and business development consulting firm that has advised such clients as Regent International, Inc., Fleet Street, Ltd., Kellwood Company, Chateau International, Moretz, Inc., Sara Lee Corporation, Wal-Mart Stores, Inc., Mondani, Inc., Fabrictex, Inc., Nalpac, Inc. and Worldwide Dreams, LLC. See "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION" below for information about Cyclone Acquisition Company, LLC ("CAC"). Mr. Wineapple has also served as a director of our subsidiary, Avatex Funding, Inc., since December 1999, and served as a director of FoxMeyer Funding, Inc., a subsidiary of FoxMeyer Corporation, during a portion of fiscal 1997.

TERMS EXPIRING IN 2002:

      ABBEY J. BUTLER, age 64, has served as Co-Chairman of our Board since March 1991 and was appointed our Co-Chief Executive Officer in October 1991. He also serves as Co-Chairman of the Board and Co-Chief Executive Officer of Phar-Mor and as President and a director of C.B. Equities Corp., a private investment company. Mr. Butler presently serves as a director of Century Bancshares, Inc. and, in connection with our investments, as a director of RAS Holding Corp. ("RAS"), Presby Corp. ("PRESBY") and ILife Systems, Inc. ("ILIFE") and as a member of the Board of Managers of Chemlink, CLAC and CAC. Mr. Butler is a member of the Board of Trustees of The American University, and a director of the Starlight Foundation, a charitable organization. Mr. Butler previously served as Co-Chairman of the Board and Co-Chief Executive Officer of FoxMeyer Corporation, and as Co-Chairman of the Board of Ben Franklin.
FoxMeyer Corporation and Ben Franklin each filed for relief under the Bankruptcy Code in 1996.

      MELVYN J. ESTRIN, age 58, has served as Co-Chairman of our Board since March 1991 and was appointed our Co-Chief Executive Officer in October 1991. He also serves as Co-Chairman of the Board and Co-Chief Executive Officer of Phar-Mor, and has served as Chairman of the Board and Chief Executive Officer of Human Service Group, Inc., a private management and investment firm, since 1983. Mr. Estrin presently serves as a director of Century Bancshares, Inc., Washington Gas Light Company and, in connection with our investments, as a director of RAS, Presby and ILife and as a member of the Board of Managers of Chemlink, CLAC and CAC. Mr. Estrin was appointed by President George H.W. Bush as a commissioner of the National Capital Planning Commission and as a member of the National Council for the Performing Arts for the Kennedy Center. Mr. Estrin previously served as Co-Chairman of the Board and Co-Chief Executive Officer of FoxMeyer Corporation, and as Co-Chairman of the Board of Ben Franklin. FoxMeyer Corporation and Ben Franklin each filed for relief under the Bankruptcy Code in 1996.

TERMS EXPIRING IN 2003:

      HYMAN H. FRANKEL, PH.D., age 80, holds a Ph.D. in Sociology, and has served as our consultant since 1992. He has served as President and a director of Human Service Group, Inc., a private management and investment firm, and was also a founder and has served as an executive officer and a director of University Research Co., LLC since 1965. Mr. Estrin, controls both of these companies. Dr. Frankel has also served as Chairman of the Board of The Center for Human Service, Inc., a non-profit health and education research organization, and as Vice President and a director of American Health Services, an operator of general and psychiatric hospitals and nursing homes. Dr. Frankel has held teaching and research positions in social sciences at a number of universities throughout the United States during the past 35 years, and has served in various capacities in connection with a number of government commissions and other programs.

      FRED S. KATZ, age 63, is President of First Taconic Capital Corporation, a private merchant banking and consulting firm. Mr. Katz has over 30 years of diversified investment and merchant banking experience specializing in investments in emerging growth companies and industries through private placements or public offerings of securities. See "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION" below for information about CAC.

      CHARLES C. PECARRO, age 63, is the Chief Financial Officer of Human Service Group, Inc. and President of University Research Co., LLC. Mr. Estrin controls both of these companies. Mr. Pecarro has worked for the companies since 1972, and he has been a certified public accountant since 1968. Mr. Pecarro also serves on the Board of Directors of the Center for Technical Cooperation, a private non-profit corporation, and the Jones Foundation.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

      Our Board of Directors had the following three ongoing committees at the end of fiscal 2001:

      Our AUDIT COMMITTEE reviews the work of our independent auditors and management to ensure that they are properly discharging their responsibilities in the area of financial controls and reporting. This committee does not operate under a written charter. This committee consists of Mr. Katz, who is the Chairman, and Mr. Wineapple. We believe that the members of this committee are independent based on the definition of independence in Rule 4200(a)(15) of the listing standards of Nasdaq. This committee held four meetings during fiscal 2001.

      Our EXECUTIVE AND NOMINATING COMMITTEE is authorized to exercise substantially all of the powers of our Board of Directors in our management and business affairs, except it does not have the authority to declare dividends, authorize the issuance of common stock, modify our certificate of incorporation or by-laws, adopt any agreement of merger or consolidation or recommend to the stockholders the sale, lease or exchange of all or substantially all of our assets or the dissolution of our company. In addition, this committee recommends prospective nominees for election to the

Board of Directors. The members of this committee are Mr. Butler and Mr. Estrin. This committee held one meeting during fiscal 2001.

      Our FINANCE AND PERSONNEL COMMITTEE (the "FINANCE COMMITTEE") reviews and monitors our financial planning and structure, the performance of investments in our pension plans and the performance of our management. This committee also determines the compensation of management and makes recommendations with respect to the establishment of management compensation plans. This committee consists of Mr. Wineapple, who is the Chairman, and Mr. Katz and Mr. Lemer. This committee did not meet during fiscal 2001.

MEETINGS OF THE BOARD OF DIRECTORS

      During fiscal 2001, there were four meetings of our Board of Directors. All of our directors attended all of these meetings, and all directors who served on committees of the Board attended all of their respective committee meetings.

COMPENSATION OF DIRECTORS

      Mr. Butler and Mr. Estrin do not receive any compensation or fees for serving as directors or attending Board or committee meetings. Our other directors receive an annual fee of $22,500, plus $1,000 for each Board or committee meeting they attend. Committee chairmen receive an additional $1,000 for each committee meeting. All directors are reimbursed for any travel and lodging expenses they incur in connection with Board and committee meetings.

      Under our 1993 Stock Option and Performance Award Plan, our non-employee directors are automatically granted options to purchase 15,000 shares of our common stock when first elected to serve on our Board, plus options to purchase 1,000 shares of our common stock in each year the director continues to serve on our Board in which there is an annual meeting. If our proposed Amended and Restated Stock Option and Performance Award Plan is approved by our stockholders (see "PROPOSAL TWO: AMENDED AND RESTATED STOCK OPTION AND PERFORMANCE AWARD PLAN" below), then the number of options that our non-employee directors will be granted each year will be increased from 1,000 to 20,000. Under our Directors' Retirement Plan, we pay a qualifying director a monthly benefit for a period equal to his years of service or 15 years, whichever is less, equal to 1/12 of the highest annual fee in effect for directors during the director's years of service on our Board. A qualifying director is one who has a minimum number of years of service, other than directors who are, or at any time subsequent to December 31, 1975 have been, one of our officers. The monthly payment begins at the later of the director's retirement or age 60.

      Each of our directors is a party to an indemnification agreement with us dated October 23, 1997. See "EMPLOYMENT AND INDEMNIFICATION AGREEMENTS" below. Dr. Frankel has also served as a consultant to us since February 1992 under a written agreement. We pay him a monthly fee of $3,750, and the agreement is terminable by either party on thirty days' written notice.

INFORMATION ABOUT EXECUTIVE OFFICERS

      Biographies of our Co-Chairmen and Co-Chief Executive Officers are set forth above. Biographies of our other executive officers are set forth below. These individuals were also formerly officers of FoxMeyer Corporation and FoxMeyer Drug Company, which filed for relief under the Bankruptcy Code in August 1996.

      GRADY E. SCHLEIER, age 49, has served as our Senior Vice President, Chief Financial Officer and Treasurer since September 1999. He previously served as our Vice President and Treasurer since November 1995 and our Chief Financial Officer since June 1999. He also served as Vice President and Treasurer of FoxMeyer Corporation and FoxMeyer Drug Company from November 1995 to November 1996 and as Director of Project Finance since June 1993. He also served as Treasurer of FoxMeyer Canada Inc., our former subsidiary, until October 1996. Mr. Schleier is a director of RAS and Presby.

      JOHN G. MURRAY, age 46, has served as our Vice President - Finance since July 1997. He was previously a consultant to us from July 1996 to July 1997 and served as our Vice President and Assistant Treasurer from April 1996 to July 1996 and as Director of Special Projects and Assistant Treasurer from August 1993 to March 1996. He also served as a consultant to FoxMeyer Corporation and FoxMeyer Drug Company from July 1996 to November 1996, as Vice President and Assistant Treasurer from April 1996 to July 1996, and as Director of Special Projects and Assistant Treasurer from August 1993 to March 1996. Mr. Murray is a member of the Board of Managers of Chemlink.

      ROBERT H. STONE, age 41, has served as our Vice President, General Counsel and Secretary since November 1996. From November 1994 to November 1996, he served as our Associate General Counsel and Assistant Secretary, and served FoxMeyer Corporation and FoxMeyer Drug Company in the same capacities.

INDEPENDENT PUBLIC ACCOUNTANTS

      Deloitte & Touche LLP ("DELOITTE") served as our independent auditors for fiscal 2001, and will continue in that capacity for fiscal 2002. We do not expect that representatives of Deloitte will attend our annual meeting.

AUDIT FEES

        The aggregate fees of Deloitte for professional services rendered for the audit of our annual financial statements for fiscal 2001 and the reviews of the financial statements included in our quarterly reports on Form 10-Q during fiscal 2001 are estimated to be $86,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      There were no fees billed by Deloitte for Financial Information Systems Design and Implementation services during fiscal 2001.

ALL OTHER FEES

      Deloitte also provided actuarial and auditing services during fiscal 2001 with respect to our two pension plans. The aggregate fees billed by Deloitte for these services were $50,390. The pension plans paid $39,445 and we paid the remainder of these fees.

REPORT OF THE AUDIT COMMITTEE

        The primary function of the Audit Committee is to review the work of the Company's management and independent auditors to ensure that they are properly discharging their responsibilities in the area of financial controls and reporting. Our members are not professionally engaged in the practice of accounting or auditing and are not experts in either of those fields. We look to management, which is responsible for the preparation, presentation and integrity of the Company's financial statements, financial reporting process and internal controls, and to the independent auditors, who are responsible for auditing the Company's annual financial statements in accordance with generally accepted auditing standards and expressing an opinion as to the statements' conformity with generally accepted accounting principles.

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2001, with the Company's management. The Committee has discussed with Deloitte & Touche, LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61. The Committee has also received the written disclosures and the letter from Deloitte & Touche, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Deloitte & Touche, LLP with that firm. The Committee has considered whether the provision of actuarial services by Deloitte & Touche, LLP to the Company, as described elsewhere in the Company's proxy statement, is compatible with maintaining the firm's independence, and has concluded that it is.

      Based on the Committee's review and discussions, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report to Shareholders, which is included in its Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission.

                                          Fred S. Katz (Chairman)
                                          John L. Wineapple

EXECUTIVE COMPENSATION

      The following table sets forth the compensation of our Co-Chief Executive Officers and our next three most highly compensated executive officers during fiscal 2001. The amounts listed under fiscal 2001 consist of compensation we paid and bonuses we accrued (but did not pay) during fiscal 2001 and salary Phar-Mor paid during its fiscal year ended June 30, 2001. Bonuses, LTIP payouts and other compensation that may be paid by Phar-Mor for this period have not yet been calculated by Phar-Mor. The amounts listed under fiscal 2000 consist of compensation we paid during fiscal 2000 and Phar-Mor paid during its fiscal year ended July 1, 2000. The amounts listed under fiscal 1999 consist of compensation we paid during fiscal 1999 and Phar-Mor paid during its fiscal year ended July 3, 1999. The aggregate amount of perquisites and personal benefits we provided did not exceed the lesser of $50,000 or 10 percent of any executive officer's total salary and bonus for any fiscal year.

SUMMARY COMPENSATION TABLE

                                    Annual                 Long-Term
                                 Compensation             Compensation
                                 ------------             ------------
                                                        Awards    Payouts
                                                        ------    -------
                                                       Securities
                                                       Underlying    LTIP       All Other
Name and Principal   Fiscal       Salary      Bonus     Options/    Payouts    Compensation
     Position         Year         ($)         ($)      SARs (#)      ($)        ($) (A)
     --------         ----         ---         ---      --------      ---        -------
Abbey J. Butler (B)   2001     1,000,439          0     275,000         0         16,506
Co-Chairman and       2000       961,670    154,032     180,000         0        129,526
Co-Chief Executive    1999       933,939    305,653     220,000         0        125,830
Officer

Melvyn J. Estrin (B)  2001     1,000,439          0     275,000         0          6,589
Co-Chairman and       2000       961,670    154,032     180,000         0        174,975
Co-Chief Executive    1999       933,939    305,653     220,000         0        172,392
Officer

Grady E. Schleier     2001       250,000      1,000           0         0          6,344
Senior Vice           2000       229,167          0           0         0          6,178
President, Chief      1999       200,000          0           0         0          5,643
Financial Officer
and Treasurer

John G. Murray        2000       230,000          0           0         0          6,368
Vice President -      1999       217,500          0           0         0          6,153
Finance               1998       200,000          0           0         0          5,684

Robert H. Stone       2001       230,000      1,000           0         0          6,368
Vice President,       2000       217,500          0           0         0          6,153
General Counsel       1999       200,000          0           0         0          5,741
and Secretary

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(A) In fiscal 2001, All Other Compensation consisted of for Mr. Butler (i)
$9,312 for company-paid split-dollar life insurance, (ii) $1,944 for company-paid term life insurance, and (iii) $5,250 in company matching contributions to our Employees' Savings and Profit Sharing Plan ("401(k) PLAN"); for Mr. Estrin (i) $4,645 for company-paid split-dollar life insurance and (ii) $1,944 for company-paid term life insurance; for Mr. Schleier (i) $5,250 in company matching contributions to the 401(k) Plan and (ii) $1,094 for company-paid term life insurance; for Mr. Murray (i) $5,250 in company matching contributions to the 401(k) Plan and (ii) $1,118 for company-paid term life insurance; and for Mr. Stone (i) $5,250 in company matching contributions to the 401(k) Plan and (ii) $1,118 for company-paid term life insurance.

In fiscal 2000, All Other Compensation consisted of for Mr. Butler (i) $14,606 for company-paid split-dollar life insurance, (ii) $1,752 for company-paid term life insurance, (iii) $5,000 in company matching contributions to our 401(k) Plan, (iv) $96,488 for Phar-Mor-paid insurance premiums, and (v) $11,680 in Phar-Mor contributions to its non-qualified deferred compensation plan; for Mr. Estrin (i) $4,310 for company-paid split-dollar life insurance, (ii) $1,752 for company-paid term life insurance, (iii) $157,233 for Phar-Mor-paid insurance premiums, and (iv) $11,680 in Phar-Mor contributions to its non-qualified deferred compensation plan; for Mr. Schleier (i) $5,346 in company matching contributions to the 401(k) Plan and (ii) $832 for company-paid term life insurance; for Mr. Murray (i) $5,208 in company matching contributions to the 401(k) Plan and (ii) $945 for company-paid term life insurance; and for Mr. Stone (i) $5,208 in company matching contributions to the 401(k) Plan and (ii) $945 for company-paid term life insurance.

In fiscal 1999, All Other Compensation consisted of for Mr. Butler (i) $7,094 for company-paid split-dollar life insurance, (ii) $1,656 for company-paid term life insurance, (iii) $4,905 in company matching contributions to our 401(k) Plan, (iv) $101,372 for Phar-Mor-paid insurance premiums, and (v) $10,803 in Phar-Mor contributions to its non-qualified deferred compensation plan; for Mr. Estrin (i) $6,435 for company-paid split-dollar life insurance, (ii) $1,656 for company-paid term life insurance, (iii) $153,498 for Phar-Mor-paid insurance premiums, and (iv) $10,803 in Phar-Mor contributions to its non-qualified deferred compensation plan; for Mr. Schleier (i) $4,856 in company matching contributions to our 401(k) Plan and (ii) $787 for company-paid term life insurance; for Mr. Murray (i) $4,856 in company matching contributions to our 401(k) Plan and (ii) $828 for company-paid term life insurance; and for Mr. Stone (i) $4,913 in company matching contributions to our 401(k) Plan and (ii) $828 for company-paid term life insurance.

(B) In fiscal 2001, we paid Mr. Butler and Mr. Estrin $475,000 each in salary and Phar-Mor paid them $525,439 each in salary and granted each of them options to purchase 275,000 shares of Phar-Mor common stock. In fiscal 2000, we paid Mr. Butler and Mr. Estrin $475,000 each in salary, and Phar-Mor paid them $486,670 each in salary, deferred payment indefinitely of each of their bonuses and granted each of them options to purchase 180,000 shares of Phar-Mor common stock. In fiscal 1999, we paid Mr. Butler and Mr. Estrin $475,000 each in salary, and Phar-Mor paid each of them $458,939 in salary and a $305,653 bonus and granted each of them options to purchase 220,000 shares of Phar-Mor common stock.

Mr. Butler and Mr. Estrin also received compensation in prior years for serving as outside directors of the following companies in which we owned an interest. In fiscal 2000, (i) Carson, Inc. granted Mr. Butler 18,500 shares and Mr. Estrin 13,500 shares of restricted stock and granted each of them options to purchase 5,000 shares of common stock and (ii) ILife granted Mr. Butler options to purchase 13,200 shares of common stock and Mr. Estrin options to purchase 26,600 shares of common stock. In fiscal 1999, (i) Carson, Inc. granted Mr. Butler 22,125 shares and Mr. Estrin 10,125 shares of restricted stock and granted each of them options to purchase 5,000 shares of common stock and (ii) ILife granted Mr. Estrin options to purchase 20,000 shares of common stock.

AGGREGATE OPTIONS/SAR EXERCISES IN FISCAL 2001 BY EXECUTIVE
OFFICERS AND FISCAL YEAR-END OPTION/SAR VALUES

      Our executive officers did not exercise any options during fiscal 2001. Because the market value of our common stock on March 31, 2001 was less than the exercise price of their options, there were no in-the-money unexercised options held at the end of fiscal 2001.

                                       Number of Securities Underlying
                                    Unexercised Options/SAR's at FY-End(#)
                                    --------------------------------------
             Name                        Exercisable        Unexercisable
             ----                        -----------        -------------
             Abbey J. Butler               1,394,640              0
             Melvyn J. Estrin              1,394,640              0
             Grady E. Schleier               120,000              0
             John G. Murray                  120,000              0
             Robert H. Stone                 121,834              0

LONG-TERM INCENTIVE PLANS AWARDS IN LAST FISCAL YEAR

      Our Performance Incentive Plan (the "INCENTIVE PLAN") was not renewed beginning in fiscal 2000 with respect to our "Net Income," as defined in the Incentive Plan. In fiscal 1998, however, we granted awards totaling 17.5% of any future "Litigation Income," which is defined in the Incentive Plan to mean net income generated in connection with our lawsuit against McKesson HBOC, Inc. The Incentive Plan continues to be in effect with respect to Litigation Income.

EMPLOYMENT AND INDEMNIFICATION AGREEMENTS

      Abbey J. Butler and Melvyn J. Estrin, our Co-Chairmen and Co-Chief Executive Officers, each has an employment agreement with us dated as of February 27, 1995, and amended effective as of February 1, 1998 and December 6, 1999. Each of the agreements is for a rolling three-year term at a minimum annual base salary of $475,000, subject to periodic increases by our Board of Directors. Mr. Butler and Mr. Estrin are also entitled to participate in the benefits generally available to our senior executives, and are permitted to engage in activities with other companies, ventures or investments, provided that such activities do not unreasonably impede the performance of their duties for us, and to retain any compensation and other benefits they may receive in such capacity. If either Mr. Butler's or Mr. Estrin's employment with us is terminated without "Just Cause" (as defined in the agreements, including but not limited to in the event of a change of control of us), Mr. Butler or Mr. Estrin, as the case may be, will be entitled to receive a one-time lump sum payment equal to one hundred fifty percent (150%) times the full amount of his monthly base salary and cash bonus awards that otherwise would have been earned by him during the full term of his agreement, plus payment of certain allocated office overhead expenses, payment of premiums payable by us for life insurance policies applicable to Mr. Butler or Mr. Estrin, as the case may be, and certain tax adjustment payments in respect of any amounts that constitute excess parachute payments under federal tax laws. In addition, the Butler and Estrin employment agreements provide that if (a) any "person" (as defined in Section 13(d) of Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) is or becomes the beneficial owner, directly or indirectly, of either (i) 35% of the outstanding shares of our common stock or (ii) securities representing 35% of the combined voting power of our outstanding voting securities, or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute our Board of Directors cease, at any time after the beginning of such period, for any reason to constitute a majority of our Board of Directors, unless each new director was nominated, or the election of such director was ratified, by at least two-thirds of the directors still in office who were directors at the beginning of such two-year period, then Mr. Butler or Mr. Estrin shall have the right to elect to treat such event as constituting a termination without "Just Cause" under their respective employment agreements. The agreements further provide, however, that payment of severance and other benefits may be deferred in connection with a termination without "Just Cause" under certain circumstances.

      Mr. Butler and Mr. Estrin also serve as Co-Chairmen and Co-Chief Executive Officers of Phar-Mor and have separate employment agreements with Phar-Mor. These employment agreements are described in Phar-Mor's proxy statement dated October 31, 2000.

      Grady E. Schleier, our Senior Vice President, Chief Financial Officer and Treasurer, has an employment agreement with us dated as of November 12, 1996, as amended by amendments effective as of February 1, 1998 and September 1, 1999. Under the agreement, which expires on January 31, 2002, Mr. Schleier's minimum annual base salary is $250,000, and he is also entitled to participate in the benefits generally available to our senior executives. If Mr. Schleier's employment with us is terminated "Without Cause" (as defined in the agreement), he would be entitled to receive, at his option (i) a single lump sum severance payment equal to the amount of total compensation that would otherwise have been paid during the forthcoming twelve months or (ii) monthly severance payments for a period of twenty-four months.

      John G. Murray, our Vice President - Finance, and Robert H. Stone, our Vice President, General Counsel and Secretary, each has an employment agreement with us that is virtually identical to our employment agreement with Mr. Schleier, except that the minimum annual base salary for each of Mr. Murray and Mr. Stone is $230,000.

      Each executive officer is also a party to an indemnification agreement with us dated October 23, 1997. Each agreement terminates upon the later of (i) ten years following the date that the officer ceases to serve in his capacity as an officer of ours, any of our majority-owned subsidiaries, other of our enterprises or an employee benefit plan or trust related thereto which such officer served at our request and (ii) the final termination of any proceeding to which indemnification or advancement of expenses relates pursuant to the agreement. Under each agreement, the executive officer is entitled to indemnification for damages and expenses in any proceeding involving us (whether or not brought by us or in our right) subject to conditions and limitations depending on the circumstances of the proceeding and conduct of the officer. In addition, each executive officer is entitled to be advanced expenses in connection with any such proceeding. If there is a change of control (as defined in the agreement), upon the request of any executive officer in connection with any proceedings for which indemnification or advancement of expenses is provided, we are required to create a trust and fund the trust in an amount sufficient to cover any expenses (as determined by an independent counsel appointed in accordance with the terms of the agreement) to be incurred by the executive officer relating to the proceeding.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Finance Committee of our Board performs the functions of a compensation committee. This committee consists of Mr. Wineapple, who is the Chairman, Mr. Katz and Mr. Lemer. Mr. Katz previously served as Chairman of the Board of, and Mr. Wineapple was a consultant to, Cyclone, Inc. In May 2000, we, along with Mr. Butler, Mr. Estrin, Mr. Wineapple and a former officer of Cyclone, Inc. formed CAC to purchase the intellectual property assets of Cyclone, Inc. for $300,000 plus the assumption of certain liabilities, including the amount owed under Mr. Wineapple's consulting agreement with Cyclone, Inc. CAC cured the default under that agreement by paying Mr. Wineapple $18,750 and granting him a 4% carried interest in CAC, for which Mr. Wineapple has provided consulting services to CAC.

REPORT OF THE FINANCE COMMITTEE

      Compensation of the Company's executive officers consists of base salary, long-term incentive awards, stock option grants and participation in our 401(k) Plan and other employee health and welfare benefit plans. Executive officers are also eligible to receive discretionary bonuses as an incentive for superior performance. The goals of the Company's executive compensation policy are to motivate and reward its executive officers for overseeing and managing the Company's operations and investments, contributing towards long-term strategic planning and improving long-term stockholder value, and to attract and retain high-quality executive talent.

      The Finance Committee's philosophy regarding executive compensation also recognizes the Company's unique financial history and the extensive knowledge of its officers with respect to the events and circumstances occurring during that time. Absent their continued employment, we believe that the Company would be significantly hindered, if not entirely precluded, from moving forward effectively on its most critical strategies and initiatives. In particular, these individuals have extensive and critical knowledge and experience regarding the facts and circumstances underlying (i) the Company's litigation against McKesson HBOC, Inc., which we are now actively prosecuting in Texas state court, and (ii) the stockholder lawsuit against the Company that relates to actions of FoxMeyer Drug Company in 1995 and 1996.

      During fiscal 2001, the Company's officers were compensated in accordance with their existing employment agreements. The Company did not increase the salaries of any of its officers or extend any of their employment agreements. The Company accrued, but did not pay, a discretionary bonus of $1,000 each to Grady E. Schleier and Robert H. Stone for fiscal 2001.

CO-CHIEF EXECUTIVE OFFICERS

      The Finance Committee also makes compensation decisions regarding the Company's Co-Chief Executive Officers, Abbey J. Butler and Melvyn J. Estrin. They are compensated in accordance with their existing employment agreements, which were last amended with respect to payment of compensation in fiscal 1998, at the rate of $475,000 per year. The Committee did not increase their salary or award or pay them any bonuses in fiscal 1999, 2000 or 2001. Mr. Butler and Mr. Estrin were otherwise treated substantially the same as the Company's other officers with respect to employee benefits, except that, in accordance with their employment agreements, they received the benefit of company-paid split-dollar life insurance.

DEDUCTIBILITY OF COMPENSATION

      Section 162(m) of the Internal Revenue Code (the "CODE") limits the deductibility on the Company's federal income tax return of compensation over $1 million to any of its executive officers unless, in general, the compensation is paid pursuant to a plan that is performance related, non-discriminatory and has been approved by shareholders. Because the compensation of certain executive officers may exceed $1 million in any one year, the Code may limit the deductibility of such compensation unless an exception to such limitation is available. In such event, and because of the uncertainties surrounding the application and interpretation of these limits, no assurance can be given that any such compensation will be fully deductible. The Company's employment agreements with Mr. Butler and Mr. Estrin also contain certain severance provisions applicable in the event of a change of control. If the benefits received by either Mr. Butler or Mr. Estrin pursuant to these provisions equal or exceed 300% of his average annual taxable compensation (as defined in the applicable regulations), the full amount of such excess will not be deductible by the Company and such amount will reduce the $1 million limit under Section 162(m).

                                    John L. Wineapple (Chairman)
                                    Fred S. Katz
                                    William A. Lemer

PERFORMANCE GRAPH

      In fiscal 2000, we compared the performance of our common stock with the Standard & Poor's 500 Index and the Standard & Poor's SmallCap 600 Index because, among other reasons, we believed that we could not reasonably identify a peer group. In addition, due to our current market capitalization, we now believe that it is more appropriate to compare the performance of our common stock with the Standard & Poor's SmallCap 600 Index and the Wilshire Micro Cap Index, which is a capitalization-weighted index of all stocks in the bottom half of the Wilshire 5000 Index, rather than the Standard & Poor's 500 Index. The following graph and table assume that $100 was invested on April 1, 1996, and that all dividends were reinvested, for our last five fiscal years:

                                         Fiscal Year Ended March 31,
                                         ---------------------------
                          4/1/96       1997       1998       1999      2000       2001
                          ------       ----       ----       ----      ----       ----
Avatex                  $ 100.00      $5.52     $11.38      $5.52     $3.79      $2.37
S&P 500 Index             100.00     119.83     177.34     210.08    247.77     194.06
S&P SmallCap 600          100.00     108.39     160.07     129.44    169.18     167.01
Wilshire MicroCap         100.00     106.39     149.15     118.16    212.44     168.47

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of July 15, 2001 about beneficial ownership of our common stock by (i) persons known to us to be beneficial owners of more than 5% of our common stock and (ii) our directors, director nominees and executive officers.

                                      Number of
                                      Shares of                            Number of Shares
                                    Common Stock     Percentage of           That May Be
        Name and Address            Beneficially     Outstanding            Acquired Within
    of Beneficial Owner (1)            Owned (2)      Shares (3)             Sixty Days
    -----------------------            ---------      ----------             ----------
Centaur Partners Group (4)              2,975,520          13.0%                 1,958

Directors and Nominees for
Director (including those who
are also
Executive Officers):
--------------------

Abbey J. Butler (4)                     2,999,390          13.1%             1,394,640
Melvyn J. Estrin (4)                    2,765,410          12.1%             1,396,598
Hyman H. Frankel                           17,000           < 1%                17,000
Fred S. Katz                               17,000           < 1%                17,000
William A. Lemer                           17,000           < 1%                17,000
Charles C. Pecarro                         17,000           < 1%                17,000
John L. Wineapple                          22,000           < 1%                17,000

Named Executive Officers:
-------------------------
Grady E. Schleier                         120,000           < 1%               120,000
John G. Murray                            100,000           < 1%               100,000
Robert H. Stone                           121,834           < 1%               121,834

All Directors and Named                 6,196,634          27.1%             3,218,072
Executive Officers as a Group:

Other Holders:
--------------

Phar-Mor, Inc.                          4,948,600          21.7%                     0
20 Federal Plaza West
Youngstown, OH 44501

Tocqueville Asset (5)                   1,361,500           6.0%                     0
Management, L.P.
1675 Broadway
New York, NY 10019

(1) The business address of Centaur Partners Group is c/o Mr. Butler, 13745 Monaco Way, Palm Beach Gardens, FL 33411 and c/o Mr. Estrin, 7200 Wisconsin Avenue, Suite 600, Bethesda, MD 20814. The business address of our other directors and executive officers is c/o Avatex Corporation, 5910 North Central Expressway, Suite 1780, Dallas, TX 75206.

(2) Consists of shares of common stock (i) owned and (ii) underlying options and warrants that are exercisable within 60 days of the Annual Meeting, which are reflected in the far right column.

(3) Percentages are based on a total of 22,855,432 shares of common stock, which consists of (i) 19,637,360 shares outstanding as of July 15, 2001, plus
(ii) 3,218,072 shares underlying options and warrants that are exercisable within 60 days of the Annual Meeting held by directors and executive officers.

(4) Centaur Partners Group consists of Mr. Butler, Mr. Estrin and Human Service Group, Inc., a corporation controlled by Mr. Estrin. Excluding options to purchase common stock, Mr. Butler owns 1,604,750 shares of common stock and Mr. Estrin owns 308,654 shares of common stock. Mr. Estrin may also be deemed to beneficially own an additional 1,062,116 shares of common stock, which consists of (i) 1,024,358 shares owned by Human Service Group, Inc., (ii) 13,418 shares owned by Estrin New Ventures, LLC, (iii) 22,382 shares held in certain trusts for which Mr. Estrin is a co-trustee, the beneficial ownership of which he disclaims, and (iv) 1,958 shares underlying warrants to purchase such shares held in certain trusts for which Mr. Estrin is a co-trustee, the beneficial ownership of which he disclaims. Mr. Butler disclaims beneficial ownership of the shares of common stock beneficially owned by Mr. Estrin, and Mr. Estrin disclaims beneficial ownership of the shares of common stock beneficially owned by Mr. Butler.

(5) Tocqueville Asset Management, L.P. is an Investment Manager for the National Intergroup, Inc. Retirement Plan and the Davenport, Inc. Pension Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

      Our consulting agreement with Hyman H. Frankel, Ph.D. is described above in the section entitled "COMPENSATION OF DIRECTORS." Our transaction involving CAC is described above in the section entitled "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION."

CHEMLINK

      In 1998, we, along with Phar-Mor, three of our officers, Abbey J. Butler, Melvyn J. Estrin and Grady E. Schleier (and/or their designees), one of our directors, Charles C. Pecarro, and five additional parties related to, or referred to by, Mr. Butler or Mr. Estrin, acquired all of the Class A membership interests in CLAC, and CLAC acquired 50% of the Class A membership interests in Chemlink. Mr. Butler, Mr. Estrin and Mr. Murray are members of the Board of Managers of Chemlink. In July and October 2000, all of the members of CLAC made contributions to CLAC, and all of the members of Chemlink made contributions to Chemlink, based on their respective Class A membership interests. Our total contribution was approximately $205,000. In March, April and May 2001, we made short-term bridge loans to Chemlink, which were repaid in full. In May 2001, we and certain other members of CLAC made contributions to CLAC, and CLAC made a contribution to Chemlink, in each case in exchange for Class B membership interests in the applicable entity entitling the holder to a priority return. Our contribution was approximately $615,000. We are also a party to a consulting agreement with Chemlink, under which we provide certain financial, accounting and other management consulting services to Chemlink.

HPD HOLDINGS CORP.

      We and Cabot Noble, Inc., which is a wholly-owned subsidiary of Phar-Mor, each acquired $1.25 million of preferred stock and 2.5% of the common stock of HPD Holdings Corp. in 1998. As of March 31, 2001, Mr. Estrin and Mr. Schleier were directors of HPD Holdings Corp., the largest shareholder of HPD Holdings Corp. was HPD Partners, L.P., a Delaware limited partnership, and Mr. Butler and Mr. Estrin were limited partners of HPD Partners, L.P. In April 2000, we and Cabot Noble, along with virtually all of HPD Holdings Corp.'s other common stockholders, each purchased approximately $81,000 in convertible debentures to maintain our respective common stock ownership positions. In April 2001, WD-40 Company acquired all of the outstanding stock of HPD Holdings Corp. and repaid the debentures, and Mr. Estrin and Mr. Schleier resigned as directors.

ILIFE

      In December 1997, we, along with our five officers, certain additional parties related to or referred by Mr. Butler or Mr. Estrin, and other unaffiliated third parties acquired Series B Preferred Stock of ILife. In May 1999 and March 2000, we, certain of the Series B stockholders and other unaffiliated third parties acquired convertible promissory notes and warrants to purchase common stock of ILife. Effective in March 2001, all of these noteholders converted their notes into Series C Preferred Stock of ILife and acquired additional warrants. In addition, in March 2001, we and another noteholder also made short-term bridge loans to ILife, which were repaid in full in April 2001 and for which we acquired additional warrants. Mr. Butler and Mr. Estrin are directors of ILife, and we license to ILife a portion of the office space we lease in Dallas, Texas.

RAS

      In April 1998, we, along with Cabot Noble, Inc., our five officers and our Director of Accounting (and/or their designees), one of our directors, Mr. Pecarro, and certain additional parties related to, or referred to by, Mr. Butler or Mr. Estrin, acquired Series B preferred stock and warrants to purchase Series B preferred stock of RAS. In April 2000, we and the other Series B preferred stockholders exercised the warrants. Mr. Butler, Mr. Estrin and Mr. Schleier are directors of RAS and Presby. We are also a party to a consulting agreement with RAS, under which we provide certain financial, accounting and other management consulting services to RAS, and we license to RAS a portion of the office space we lease in Dallas, Texas.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of holdings and transactions in our common stock with the Securities and Exchange Commission. Based solely on our review of copies of the forms filed pursuant to Section 16(a) furnished to us, or written representations that no year-end Form 5 filings were required, we believe that our directors, executive officers and 10% owners complied with these filing requirements for fiscal

2001, except that Mr. Estrin filed a Form 4 late for the months of July 2000 and January and March 2001.

PROPOSAL TWO:  AMENDED AND RESTATED STOCK OPTION AND PERFORMANCE AWARD PLAN

      Our Board of Directors recommends the adoption of certain amendments to and the restatement of our 1993 Stock Adoption and Performance Award Plan (the "1993 PLAN"). The 1993 Plan was approved by our stockholders at our annual meeting of stockholders in July 1993, and is set to expire by its terms in October 2003. Since the adoption of the 1993 Plan, the Securities and Exchange Commission has substantially revised Rule 16b-3 under Section 16(b) of the Exchange Act with respect to the granting of stock options to officers and directors and the administration of stock plans, and Section 162(m) has been added to the Code with respect to employee remuneration expenses. In addition, although options to purchase a total of 4,000,000 shares of our common stock were available for issuance under the 1993 Plan, only 90,078 shares of our common stock are currently available for option grants under the 1993 Plan. Our Board of Directors believes that the term of the 1993 Plan should be extended until 2011 and that the 1993 Plan should be further amended, as set forth in an Amended and Restated Stock Option and Performance Award Plan (the "AMENDED AND RESTATED PLAN"). In general, these amendments include increasing the maximum number of options that may be granted under the plan from 4,000,000 to 9,000,000 and increasing the number of options to be granted annually to outside directors from 1,000 to 20,000, and otherwise conform certain aspects of the 1993 Plan to the provisions of Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code. Our Board of Directors believes that the amendments reflected in the Amended and Restated Plan will continue to give the Board flexibility in compensating our directors, officers and key employees. The Amended and Restated Plan will not take effect unless it is approved by our stockholders.

DESCRIPTION OF THE AMENDED AND RESTATED PLAN

      The full text of the Amended and Restated Plan adopted by our Board of Directors is attached to this Proxy Statement as Appendix A. The following summary of the Amended and Restated Plan is qualified in its entirety by reference to the full text of the Amended and Restated Plan.

TERM. The 1993 Plan became effective on July 21, 1993. The Amended and Restated Plan will be effective as of July 9, 2001 and remain in effect until July 9, 2011, which is ten years from the date our Board of Directors adopted the Amended and Restated Plan.

SHARES SUBJECT TO THE AMENDED AND RESTATED PLAN. The total number of shares that may be made subject to options under the Amended and Restated Plan is 9,000,000, subject to adjustments in order to prevent dilution or enlargement of rights. If an option or award of restricted shares is terminated unexercised, other than in connection with the exercise of a stock appreciation right, or is forfeited, the unpurchased or forfeited shares will be available for future awards. During the term of the Amended and Restated Plan, the number of shares with respect to which options, stock appreciation rights ("SARS") or other awards may be granted to an individual participant shall not exceed 3,000,000.

ELIGIBILITY. All of our officers, key employees and all of our non-employee directors are eligible to receive options under the Amended and Restated Plan. Officers and other employees are also eligible to receive stock appreciation rights, performance shares, restricted shares and performance units. The Finance Committee determines which employees will be granted awards and the number of shares subject to such awards. Grants of options to non-employee directors are automatic. When elected to serve on our Board, a director will receive options to purchase 15,000 shares as well as options to purchase 20,000 shares in each year that the Amended and Restated Plan is in effect following our annual meeting of stockholders. It is not possible to predict the number, names or positions of employees who may be selected for participation or the extent of their participation within the Amended and Restated Plan's limitations, since no determination has been made with respect to these matters. Seven current employees and two former employees currently hold options, and the same seven current employees are expected to be eligible to participate in the Amended and Restated Plan.

OPTION PRICE. The option price is established by the Finance Committee at the time of grant. The option price cannot be less than 100% of the fair market value of our common stock on the date of grant for options granted to outside directors. For grants of incentive stock options to employees, the option price cannot be less than 100% of the fair market value of our common stock, unless the employee possesses more than 10% of the total combined voting power of all classes of our stock, in which case the option price cannot be less than 110% of the fair market value. The option price is payable at the time of exercise in cash or, at the discretion of the Finance Committee, by delivery of other shares of our common stock already owned by the optionee. In the case of the cashless exercise, the shares surrendered will be valued at their fair market value on the day preceding the date of the exercise of the options.

CHANGE OF CONTROL. Pursuant to the Amended and Restated Plan, a "change of control" is deemed to have occurred if (a) any "person" (as such term is defined in Section 13(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of either (i) a majority of our outstanding shares of common stock or (ii) securities of ours representing a majority of the combined voting power of our then outstanding voting securities, or (b) during any two-year period, individuals, who at the beginning of that period constitute our Board, cease, at any time after the beginning of that period, for any reason, to constitute a majority of our Board, unless each new director was nominated or the election of such director was ratified by at least two-thirds of the directors still in office who were directors at the beginning of the two-year period.

      In the event of a change of control, all options previously issued pursuant to the Amended and Restated Plan become immediately exercisable. Notwithstanding the previous sentence, in the event of a merger between us and another corporation in which we are not the surviving entity, any options or other plan awards issued pursuant to the Amended and Restated Plan which have not been exercised will, in the sole discretion of the Finance Committee, either (1) be cancelled and replacement awards will be issued by the surviving entity or (2) all such options will become immediately exercisable.

TERMS AND CONDITIONS OF OPTIONS. Options granted under the Amended and Restated Plan to employees may be either options that are intended to satisfy the definitional requirements for incentive options under Section 422(b) of the Code or non-qualified options, which are options that do not satisfy those requirements. Non-employee directors may only be granted non-qualified options. No option granted under the Amended and Restated Plan to an employee or a non-employee director is transferable other than by will or by the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by the optionee. Notwithstanding the foregoing, at the discretion of the Committee, a non-qualified option may be transferred by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the stock option award. Options expire no later than ten years from the date of grant to an employee, no later than five years from the date of grant to a non-employee director and, in the case of an incentive stock option granted to a person who, at the time the option is granted, owns our stock, or the stock of any parent corporation or subsidiary corporation of ours, possessing more than ten percent of the total combined voting power of all classes of our stock, or the stock of any corporation or subsidiary corporation of ours, no later than five years from the date of grant.

      In the event of the death, permanent disability or retirement of a non-employee director or an employee, all outstanding options become exercisable and may be exercised by the estate of such optionee or such optionee, as the case may be, for one year after the date of death, disability or retirement. Notwithstanding the previous sentence, in the case of retirement, incentive options must be exercised within three months. If the employment of the optionee is terminated for good cause or the optionee voluntarily terminates employment without our consent, his option rights will terminate immediately, except as to shares already purchased. If the employment of the optionee is terminated for any other reason, the optionee has 30 days after the date of the termination (or three months in the case of an incentive option) to exercise the option with respect only to the number of shares which the optionee was entitled to purchase immediately prior to the termination; provided, however, that our Finance Committee has complete discretion to amend any option previously granted to an optionee so as to extend the period during which his or her option is exercisable and/or remove any restrictions applicable to such option, including the acceleration of the vesting thereof. In no event may any option be exercised after the expiration date of that option. Except in the event of the death, permanent disability or retirement of an optionee, each option granted to employees is exercisable in various installments as may be determined by the Finance Committee at the time of grant. Fifty percent of the options granted to non-employee directors become exercisable one year after the date of grant, with the remainder becoming exercisable two years after the date of grant. The right to purchase shares is cumulative so that when the right to purchase any shares has accrued, those shares or any part of those shares may be purchased at any time thereafter until the expiration or termination of the option.

STOCK APPRECIATION RIGHTS. In connection with the grant of any option to an employee under the Amended and Restated Plan, the Finance Committee, either at the time of grant or by amendment, may include a stock appreciation right. Stock appreciation rights entitle the optionee to surrender to us, unexercised, a portion or all of the related option, or any portion of the related option in exchange for that number of shares having an aggregate value equal to: (x) the excess of the fair market value of one share, on the date preceding the surrender of the option, less (y) the option price per share, multiplied by the number of shares called for by the option, or portion of the option, which is surrendered. No fractional shares may be issued and the number of shares received may not exceed the number of shares called for by the option. Each stock appreciation right relates to and is subject to the terms and conditions of the specific option granted under the Amended and Restated Plan. The Finance Committee has the choice of setting our obligation arising out of the exercise of stock appreciation rights in cash, or part in cash and part in shares.

PERFORMANCE SHARES, RESTRICTED SHARES AND PERFORMANCE UNITS. Awards of performance shares, restricted shares or performance units may be granted either separately or in combination with other awards authorized by the Amended and Restated Plan to employee participants. The duration of the restriction is determined by the Finance Committee at the time each grant is made. More than one grant may be outstanding at any time and performance periods may be of different lengths. At the time of each grant, the Finance Committee establishes the performance targets at which performance shares or units are earned or times at which restrictions placed on restricted shares or units lapse. Performance measures and targets may vary among grants but, once established for a grant, may not be modified with respect to that grant, except in the event of a change in our common stock or in the capital stock of our subsidiaries by reason of a reorganization, recapitalization, stock dividend, stock split or other corporate change and except that, with respect to performance shares and performance units, the Finance Committee may, in its sole discretion, make such adjustments to performance targets, the number of performance shares or the number or value of performance units that may be earned, or such other changes as it deems necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of an award outside the goals intended by the Finance Committee at the time of grant. The Finance Committee may provide that amounts equivalent to dividends are payable with respect to performance or restricted shares or performance units. These amounts are credited to the participant's performance account and are payable at the time that restrictions on the award are removed and the award is distributed. Performance or restricted shares and performance units may not be sold or transferred during any restriction period, provided that if a holder thereof dies, becomes disabled, retires or terminates employment with the consent of the Finance Committee, the number of performance or restricted shares or performance units earned will be determined by the Finance Committee. If a holder's employment is terminated for any other reason, all shares or units subject to restrictions are forfeited.

PERFORMANCE-BASED AWARDS. Certain stock options, stock appreciation awards, performance shares, restricted shares and performance units (collectively, "BENEFITS") granted under the Amended and Restated Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more of the following business criteria: (i) net earnings; (ii) earnings per share; (iii) net sales growth;
(iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable;
(viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results);
(xii) market price per share; and (xiii) total return to stockholders. In addition,

Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained, and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed), and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate Benefits payable upon the attainment of such performance goal.

FEDERAL INCOME TAX CONSEQUENCES

      The statements in the following paragraphs of the principal federal income tax consequences of awards under the Amended and Restated Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

      INCENTIVE STOCK OPTIONS. Incentive stock options ("ISOS") granted under the Amended and Restated Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options." An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by us from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options and Stock Appreciation Rights." Further, if after exercising an ISO, an employee disposes of the shares of stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the shares of stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period - thereby making a "disqualifying disposition" - the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would generally be treated as capital gain. If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale. An employee who exercises an ISO by delivering shares of stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares. We will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the shares of stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, we generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. Non-qualified stock options ("NSOS") granted under the Amended and Restated Plan are options that do not qualify as ISOs. An employee who receives an NSO or an SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received. As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (the "DEFERRAL PERIOD") for any individual who is an executive officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of our equity securities. Absent a Section 83(b) election (as described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any. The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of an NSO, we may satisfy the liability in whole or in part by withholding shares of stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises. A federal income tax deduction generally will be allowed to us in an amount equal to the ordinary income included by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply. If an individual exercises an NSO by delivering shares of stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and we likewise generally will be entitled to an equivalent tax deduction.

OTHER AWARDS. With respect to other awards under the Amended and Restated Plan that are settled either in cash or in shares of stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the shares of stock received. With respect to awards under the Amended and Restated Plan that are settled in shares of stock that are restricted as to transferability or subject to a substantial risk of forfeiture - absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "SECTION 83(b) ELECTION") - an individual will recognize ordinary income at the earlier of the time at which (i) the awards become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such awards lapse, in an amount equal to the excess of the fair market value (on such date) of such awards over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the award as of that date over the price paid for such award, if any. The ordinary income recognized with respect to the receipt of cash, shares of stock or other property under the Amended and Restated Plan will be subject to both wage withholding and other employment taxes. We generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

DIVIDENDS AND DIVIDEND EQUIVALENTS. To the extent awards under the Amended and Restated Plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the Amended and Restated Plan, an individual generally will recognize ordinary income with respect to such dividends or dividend equivalents.

CHANGE IN CONTROL. As described above, upon a Change of Control of our corporation, all options previously issued under the Amended and Restated Plan will become immediately exercisable, except that with respect to certain mergers, the Finance Committee, in its discretion, has the right, with respect to outstanding options or other awards under the Amended and Restated Plan to
(a) cancel such options or other plan awards and arrange for issuance by the surviving entity in the merger of replacement awards or (b) permit such options or other plan awards to become immediately exercisable. In general, if the total amount of payments to optionees that are contingent upon a "change of control" of our corporation (as defined in Section 280G of the Code), including payments upon the exercise of options under the Amended and Restated Plan that vest upon a "change in control," equals or exceeds three times the recipients "base amount" (generally, such recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to us and the recipient would be subject to a 20% excise tax on such portion of the payments.

CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a non-qualified option or the disqualifying disposition of stock purchased pursuant to an incentive option).

      The Amended and Restated Plan is not qualified under the provisions of
Section 401(a) of the Internal Revenue Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

RECOMMENDATION: OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE AMENDED AND RESTATED PLAN. If the Amended and Restated Option Plan is not approved by stockholders, we will reconsider the alternatives available with respect to the compensation of our directors, officers and key employees.

ADDITIONAL INFORMATION ABOUT OUR ANNUAL MEETING

      We are not currently aware of any other business to be acted on at the meeting. If, however, anyone properly presents other business for a vote at the meeting, including a motion to adjourn the meeting, your proxies will have authority to vote as they think best.

      Proxies are solicited by or on behalf of our Board of Directors. We will bear the cost of preparing, assembling and mailing material in connection with this solicitation of proxies and may reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

      The Securities and Exchange Commission recently approved a new rule concerning the delivery of annual disclosure documents. The rule allows us to send a single set of our annual report and proxy statement to any household at which two or more stockholders reside if we believe the shareholders are members of the same family. Each stockholder will continue to receive a separate proxy card or voting instruction card. If (i) your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy, (ii) you would like to receive your own set of our annual disclosure documents in future years, or (iii) you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents, please call ADP Investor Communications Services, Inc. and inform them of your request by calling them at (631) 254-7067 or writing to them at Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR NEXT YEAR

      Stockholders intending to submit names of nominees for election to our Board of Directors at any annual meeting must comply with Section 12A of our by-laws which requires, among other things, notice to our Corporate Secretary 45 days in advance of the meeting.

      Any stockholder proposal for our annual meeting in 2002 must be received by our Corporate Secretary by March 30, 2002. Any stockholder proposal must also follow the procedures described in Rule 14a-8 of the Exchange Act. The address of our Corporate Secretary is 5910 North Central Expressway, Suite 1780, Dallas, Texas 75206.

                                                By Order of the Board of
                                                Directors



                                                /s/ Robert H. Stone
                                                Robert H. Stone
                                                SECRETARY
Dallas, Texas
July 30, 2001

                                   APPENDIX A

                               AVATEX CORPORATION
                       AMENDED AND RESTATED STOCK OPTION
                                      AND
                             PERFORMANCE AWARD PLAN
                (FORMERLY KNOWN AS THE NATIONAL INTERGROUP, INC.
                 1993 STOCK OPTION AND PERFORMANCE AWARD PLAN)

    This Amended and Restated Stock Option and Performance Award Plan (the "Plan") of Avatex Corporation, a Delaware corporation formerly known as National Intergroup, Inc. (the "Company"), amends and restates in its entirety the National Intergroup, Inc. 1993 Stock Option and Performance Award Plan, as amended by the Amendment thereto dated October 12, 1994, the Second Amendment thereto dated June 21, 1999, and the Third Amendment thereto dated March 28, 2000.

    1.  PURPOSE

    The Company, by means of this Plan, desires to afford its directors, officers, and certain of its key employees and the key employees of any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any parent corporation or subsidiary corporation thereof. As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986 (as amended, the "Code").

    The stock options ("Options") and other awards ("Plan Awards") to be granted pursuant to this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

    2.  ADMINISTRATION

    The Plan shall be administered by the Finance and Personnel Committee, or any successor thereto, of the Board of Directors of the Company or by such other committee, as may be determined by the Board of Directors (the "Committee"). The Committee shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who, to the extent possible, shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under Rule 16b-3 under Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation
Section 1.162-27(e)(3) under Section 162(m) of the Code. The Committee shall administer the Plan so as to comply all times with the Exchange Act. The majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee. Notwithstanding anything to the contrary herein, the entire Board of Directors of the Company may act in place of the Committee under this Plan and, in such event, all references herein to the Committee shall be deemed references to the Board of Directors.

    3.  SHARES AVAILABLE

    Subject to the adjustments provided in Section 11, the maximum aggregate number of shares of common stock of the Company which may be granted for all purposes under the Plan shall be 9,000,000 shares; PROVIDED that the maximum number of shares of common stock of the Company with respect to which Options and Plan Awards may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 3,000,000, subject to adjustments made in accordance with Section 11 hereof. In the event that an Option or a Plan Award expires, is terminated unexercised, or is forfeited as to any shares covered thereby, such shares shall thereafter be available for Options and Plan Awards to such individual or other individuals under the Plan. To the extent that a stock appreciation right included in an Option is exercised, such Option shall be deemed to have been exercised. Options and Plan Awards may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the common stock of the Company or issued shares of such common stock held in the Company's treasury.

    4.  ELIGIBILITY AND BASES OF PARTICIPATION

    Grants under the Plan (i) may be made, pursuant to Sections 6, 8 and 9, to key employees, officers and directors (but not to any director who is not also an employee) of the Company, or any subsidiary corporation thereof, who are regularly employed on a salaried basis and who are so employed on the date of such grant (the "Officer and Key Employee Participants"), (ii) shall be made, subject to and in accordance with Section 7, to individuals not regularly employed by the Company who serve as directors of the Company (the "Outside Director Participants"), and (iii) shall be made to individuals not regularly employed by the Company who serve as directors of any subsidiary corporation of the Company, at the discretion of the Committee administering the Plan.

    5.  AUTHORITY OF COMMITTEE

    Subject to, and consistent with, the express provisions of the Plan and the Code, the Committee shall have plenary authority, in its sole discretion, to:

    a. determine the persons, other than Outside Director Participants, to whom Options and Plan Awards shall be granted, the time when such Options and Plan Awards shall be granted, the number of Options and Plan Awards, the purchase price or exercise price of each Option, the period(s) during which such Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and Plan Awards and the other terms and provisions thereof (which need not be identical);

    b.  [intentionally omitted]

    c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting an optionee in the exercise of an Option or Plan Award, such authority to include the payment by the Company of the commissions of the broker-dealer;

    d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value (as defined in Section
14) which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price, and (ii) to exercise a portion of an Option by delivering that number of shares already owned by such optionee having a Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

    e. provide the establishment of a procedure whereby a number of shares of common stock or other securities may be withheld from the total number of shares of common stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for taxes incurred by an optionee upon such exercise;

    f. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

    g. make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business; and

    h. establish any procedures determined to be appropriate in discharging its responsibilities under the Plan.

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; PROVIDED, HOWEVER, that the Committee may not delegate any duties to a member of the Board of Directors of the Company who, if elected to serve on the Committee, would not qualify as a "non-employee director" to administer the Plan as contemplated by Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act and as an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code. The Committee may employ attorneys, consultants, accountants, or such other persons as it may deem appropriate, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all persons who have received Options or Plan Awards under the Plan and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

    6.  STOCK OPTIONS FOR OFFICER AND KEY EMPLOYEE PARTICIPANTS

    The Committee shall have the authority, in its sole discretion, to grant to Officer and Key Employee Participants (i) incentive stock options ("Incentive Options") pursuant to Section 422 of the Code, (ii) non-qualified stock options ("Non-Qualified Options") (options which do not qualify under Section 422 of the Code) or (iii) both types of Options. The terms and conditions of the Options shall be determined from time to time by the Committee; PROVIDED, HOWEVER, that the Options granted under the Plan shall be subject to the following:

    a. OPTION PRICE. The Committee shall establish the option price at the time any Option is granted at such amount as the Committee shall determine; PROVIDED, HOWEVER, that the option price for each share purchasable under any Incentive Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value (as defined in Section 14) per share at the date the Option is granted; and PROVIDED, FURTHER, HOWEVER, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company, or any parent corporation or subsidiary corporation thereof, which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share at the date the Option is granted. The Option price will be subject to adjustment in accordance with the provisions of Section 11 of the Plan.

    b. PAYMENT. The price per share of common stock of the Company with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash, which may be paid by wire transfer in immediately available funds, by check or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of shares of common stock of the Company owned by the optionee or by the Company withholding from the total number of shares to be acquired pursuant to the Option a portion of such shares. Shares delivered to or withheld by the Company in payment of the option price shall be valued at the Fair Market Value of the common stock of the Company on the day preceding the date of the exercise of the Option.

    c.  [intentionally omitted]

    d. EXERCISABILITY OF STOCK OPTION. Subject to subsections (e), (f) and (g) below, each Option shall be exercisable in such installments as may be determined by the Committee at the time of the grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. No Option by its terms shall be exercisable after the expiration of ten
(10) years from the date of grant of the Option; PROVIDED, HOWEVER, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any parent corporation or subsidiary corporation thereof, possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any corporation or subsidiary corporation thereof, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

    e. DEATH. In the event of the death of any optionee, (i) all Options held by such optionee on the date of death shall become exercisable and (ii) the estate of such optionee shall have the right, within one (1) year after the date of death (but in no event after the expiration date of the Option), to exercise such optionee's Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of his death.

    f. DISABILITY. If the employment of any optionee is terminated because of Disability (as defined in Section 14), (i) all Options held by such optionee as of the date of such termination shall become exercisable and (ii) such optionee shall have the right within one (1) year after the date of such termination (but in no event after the expiration of the Option), to exercise the Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of such termination.

    g. RETIREMENT. If an optionee retires (as defined in Section 14) from the Company, its parent or any of its subsidiaries, (i) all Options held by such optionee on the date of his retirement shall become exercisable and (ii) such optionee shall have the right, within one year (or three (3) months in the case of an Incentive Stock Option) after the date of his retirement (but in no event after the expiration date of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of retirement.

    h. OTHER TERMINATION OR FOR CAUSE. If the employment of an optionee is terminated for any reason other than those specified in subsections 6(e), (f) or (g) above, such optionee shall have the right, within thirty (30) days (or three (3) months in the case of an Incentive Option) after the date of such termination (but in no event after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of such termination; PROVIDED, HOWEVER, that, if such optionee's employment was terminated by the Company, or any parent corporation or subsidiary corporation thereof, for good cause, or if the optionee voluntarily terminates employment without the consent of the Company, or any parent corporation or subsidiary corporation thereof (of which fact the Committee shall be the sole judge), such optionee shall be deemed to have immediately forfeited all rights under his Options, except as to shares of common stock of the Company already purchased thereunder. Termination for "good cause" shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (i) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (ii) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iii) the optionee's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the Chief Executive Officer of the Company;
(iv) the optionee's willful failure to execute the policies of the Company or his stated duties as established by the Board of Directors or the Chief Executive Officer of the Company, or intentional failure to perform his stated duties; or (v) chemical dependency that materially impairs the ability to discharge duties on the part of the optionee. The determination that there exists "good cause" for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and such determination shall be conclusive.

    i. MAXIMUM EXERCISE. The aggregate Fair Market Value of shares of common stock of the Company (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company, or any parent corporation or subsidiary corporation thereof, shall not exceed $100,000. To the extent the aggregate Fair Market Value of the shares underlying one or more Incentive Options that are first exercisable in any calendar year under this and all other option plans of the Company and its subsidiaries and any parent exceed $100,000, such excess Options shall no longer be treated as Incentive Options.

    j. DISCRETION UPON SEPARATION FROM EMPLOYMENT. Notwithstanding anything to the contrary herein, in connection with the termination of employment of an optionee or the separation of an optionee from the Company, the Committee shall have complete discretion to amend any Option previously granted to such optionee so as to extend the period during which such Option is exercisable and/or remove any restrictions applicable to such Option, including the acceleration of the vesting thereof.

    7.  STOCK OPTION GRANTS TO OUTSIDE DIRECTOR PARTICIPANTS.

    Subject to the terms and conditions of this Section 7, commencing with the Annual Meeting of the Company's stockholders to be held in 2001, each person who is serving as an Outside Director Participant on the third trading day following the later of (i) the date on which the Annual Meeting of the Company's stockholders or any adjournment thereof is held in any year or (ii) the date on which the Company publicly announces the results of operations of the Company for the fiscal quarter immediately preceding such Annual Meeting, shall automatically be granted an Option to purchase 20,000 shares of common stock of the Company. In addition, but without duplication with respect to the foregoing grant to existing Outside Director Participants, an initial grant of an Option to purchase 15,000 shares of common stock shall automatically be granted to each individual who is first elected an Outside Director Participant on the third trading date following the effective date of such election. The terms and conditions of the Options granted to Outside Director Participants hereunder shall be determined from time to time by the Committee; PROVIDED, HOWEVER, that the Options granted hereunder shall be Non-Qualified Options and shall be subject to the following:

    a. OPTION PRICE. The option price of each share covered by such Options shall be equal to the Fair Market Value per share of the common stock of the Company on the date of grant.

    b. PAYMENT. The price per share of common stock of the Company with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash, which may be paid by wire transfer in immediately available funds, by check or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of other shares of common stock of the Company owned by the Outside Director Participant or by the Company withholding from the total number of shares to be acquired pursuant to the Option, a portion of such shares. Shares delivered to or withheld by the Company in payment of the option price shall be valued at the Fair Market Value of the common stock of the Company on the day preceding the date of the exercise of the Option.

    c. EXERCISABILITY OF STOCK OPTION. Subject to subsections (d) and (f) below, fifty percent (50%) of each Option shall be exercisable beginning one
(1) year after the date of the grant, with the remainder becoming exercisable two (2) years after the date of grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. No Option by its terms shall be exercisable after the expiration of five (5) years from the date of grant of the Option.

    d.  DEATH. In the event of the death of an Outside Director Participant,
(i) all Options held by such optionee on the date of death shall become exercisable and (ii) the estate of such optionee shall have the right within one (1) year after the date of death (but in no event after the expiration of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of his death.

    e. DISABILITY. If an Outside Director Participant's service as a director of the Company is terminated because of Disability, (i) all options held by such optionee as of the date of such termination shall become exercisable and
(ii) such optionee shall have the right within one (1) year after the date of such termination (but in no event after the expiration of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of such termination.

    f.  RETIREMENT. If an Outside Director Participant retires (as defined in
Section 14) from the Company, (i) all Options held by such optionee on the date of his retirement shall become exercisable and (ii) such optionee shall have the right, within one year after the date of his retirement (but in no event after the expiration date of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of retirement.

    g. OTHER TERMINATION OR FOR CAUSE. In the event an Outside Director Participant is terminated for any reason other than those specified in subsections 7(d), (e) or (f) above, such optionee shall have the right, within thirty (30) days after the date of such termination (but in no event after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to such termination; PROVIDED, HOWEVER, that if the optionee is removed from office for cause by action of the stockholders of the Company in accordance with its by-laws and the General Corporation Law of the State of Delaware, or if such optionee voluntarily terminates his service without the consent of the Company (of which fact the Committee shall be the sole judge), then such optionee shall be deemed to have immediately forfeited his rights under his Options, except as to the shares of common stock of the Company already purchased thereunder.

    h. INELIGIBILITY FOR OTHER GRANTS. Any Outside Director Participant who receives an Option pursuant to this Section 7 shall be ineligible to receive any other Option under any other Section of this Plan.

    i. THE COMMITTEE. The provisions of this Section 7 shall be administrated by the Committee solely in accordance with the terms hereof; PROVIDED, HOWEVER, that the Committee shall maintain the authority to interpret this Section of the Plan and to make all determinations permitted by this Section 7 or deemed necessary for its administration.

    8.  STOCK APPRECIATION RIGHTS.

    The Committee shall have the authority to grant stock appreciation rights to Officer and Key Employee Participants in connection with an Option, either at the time of grant of the Option or by amendment. Each such right shall be subject to the same terms and conditions as the related Option and shall be exercisable only at such times and to such extent as the related Option is exercisable; PROVIDED, HOWEVER, that a stock appreciation right may be exercised only when the Fair Market Value of the common stock of the Company exceeds the exercise price of the related Option. A stock appreciation right shall entitle the optionee to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to the excess of
(i) the Fair Market Value of one share of the common stock of the Company on the day preceding the surrender of such Option over (ii) the option price per share multiplied by (iii) the number of shares called for by the Option, or portion thereof, which is surrendered; PROVIDED, HOWEVER, that no fractional shares shall be issued. The number of shares of common stock of the Company which may be received pursuant to the exercise of a stock appreciation right may not exceed the number of shares called for by the Option, or portion thereof, which is surrendered. The Committee shall have the right to determine, in its sole discretion, whether (i) the Company's obligation to any person exercising a stock appreciation right shall be paid in cash, or partly in cash and partly in shares of the common stock of the Company or (ii) to approve an election by a participant to receive cash in whole or in part in settlement of the stock appreciation right.

    An election by a participant to receive cash in settlement of a stock appreciation right, and any exercise of such stock appreciation right for cash, may be made only by a request by a participant. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a stock appreciation right or to exercise such stock appreciation right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such request. A request to receive cash in whole or in part in settlement of a stock appreciation right or to exercise a stock appreciation right for cash may provide that, in the event the Committee shall disapprove such request, such request shall be deemed to be an exercise of such stock appreciation right for shares of common stock of the Company.

    If the Committee disapproves any election by a participant to receive cash in whole or in part in settlement of a stock appreciation right or to exercise such stock appreciation right for cash, such disapproval shall not affect such participant's right to exercise such stock appreciation right at a later date, to the extent that such stock appreciation right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash at such later date also shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under this Plan.

    9.  PERFORMANCE SHARES, RESTRICTED SHARES AND PERFORMANCE UNITS

    The Committee shall have the authority to grant to Officer and Key Employee Participants performance shares, restricted shares or performance units either separately or in combination with other awards authorized by the Plan. The terms and conditions of performance and restricted shares or performance units shall be determined from time to time by the Committee without limitation, except as may otherwise be provided in the Plan. In addition:

    a. each award shall be granted for services rendered and at no additional cost to the participant, PROVIDED, HOWEVER, that the value of the services performed must, in the opinion of the Company, equal or exceed the par value of the shares of the Company to be granted to the participant;

    b. each award shall be evidenced by a signed written agreement between the Company and the participant containing the terms and conditions of the award;

    c. the Company shall establish a performance account for each participant to whom performance or restricted shares or performance units are granted, and the performance or restricted shares or performance units granted shall be credited to such account. Shares in the form of restricted common stock or other securities, when issued, shall be registered in the name of the participant and, together with a stock power endorsed in blank, deposited with the Company at the time the account is credited;

    d. the duration of the performance or restriction period applicable to any such award shall be determined by the Committee at the time each grant is made. Performance or restricted shares or performance units may not be sold, assigned, transferred, redeemed, pledged, hypothecated or otherwise encumbered during the restriction period, except as provided in Section 9(h). More than one grant may be outstanding at any one time, and performance or restriction periods may be different lengths;

    e. at the time of each grant, the Committee shall establish performance targets at which performance shares or units shall be earned or times at which restrictions placed on restricted shares or units shall lapse. The Committee may also establish a relationship between performance targets and the number of performance shares or the number or value of performance units which shall be earned. The Committee also shall establish a relationship between performance results other than the targets and the number of performance or restricted shares and the number or value of performance units, if any, which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which performance shares or units are earned or restrictions on restricted shares or units shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant, except as provided in Section 10 and provided that, with respect to performance shares and performance units, the Committee may, in its sole discretion, make such adjustments to performance targets, the number of performance shares or the number or value of performance units which shall be earned, or such other changes as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a participant's award outside the goals intended by the Committee at the time of the grant of the award;

    f. The Committee may provide that amounts equivalent to dividends or interest shall be payable with respect to performance or restricted shares or performance units held in the participant's performance account. Such amounts shall be credited to the performance account, and shall be payable to the participant at such time as the restrictions on the respective shares or performance units are removed and the shares or other interests are distributed to the participant. The Committee further may provide that amounts equivalent to interest or dividends held in the performance accounts be credited to such accounts on a periodic or other basis;

    g. Performance awards shall be earned to the extent that the terms and conditions of the Plan and the grant are met;

    h. If the participant ceases to be an employee with the consent of the Committee, dies, becomes Disabled, or retires, the award earned under this Section with respect to any outstanding performance or restricted shares or performance units shall be determined by the Committee. If the participant ceases to be an employee for any other reason, all shares or other interests awarded hereunder and subject to restrictions shall be forfeited. In such case, the Company shall have the right to complete the blank stock power with respect to performance or restricted shares or their equivalent and transfer the same to its treasury. Notwithstanding the foregoing, in connection with the termination of employment of a participant or the separation of a participant from the Company, the Committee shall have complete discretion to amend any performance award previously granted to such participant so as to extend the period during which such performance award is exercisable and/or remove any restrictions applicable to such performance award, including the acceleration of the vesting thereof.

    9A. PERFORMANCE-BASED AWARDS.

    Certain stock options, stock appreciation awards, performance shares, restricted shares and performance units (collectively, "Benefits") granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit;
(vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate Benefits payable upon the attainment of such performance goal.

    10. DEFERRAL OF PAYMENTS

    The Committee may establish procedures by which a participant may elect to defer payment of a Plan Award. The Committee shall determine the terms and conditions of such deferral. Any such deferral shall be subject to the following:

    a. CONTINGENT NATURE OF ALLOCATION. Every allocation under the Plan to a performance account shall be considered "contingent" and unfunded until any forfeiture restrictions under the terms of the award expire or lapse, until all conditions contained in the award are satisfied, and until any elective deferral period expires. Such contingent allocations shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" or "interest". Such accounts shall be subject to the general claims of the Company's creditors.

Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the participants and the Company or the Committee.

    b. PARTICIPANT'S RIGHTS TO AWARDS. Until a Plan Award vests, the elective deferral period expires, and any restrictions lapse, the participant's performance account balance cannot be sold, conveyed, transferred, pledged, hypothecated, or assigned. Until the Plan Award vests and becomes payable, such account balances shall be the property of the Company. The participant's rights to such account balances shall be no greater than that of a general creditor of the Company. Receipt of a Plan Award is conditioned upon satisfactory compliance with the terms and conditions of the award and other requirements of the Plan.

    If a certificate of stock or other security is issued pursuant to the Plan, such certificates shall bear the appropriate legend referring to the terms, conditions and restrictions applicable to such stock or other security. Any attempt to dispose of such stock or other security in violation of such restrictions shall be ineffective.

    c. ELECTION TO DEFER PAYMENT. If a Plan participant desires to defer the normal receipt of funds due him under a Plan Award, he must make an irrevocable election in a calendar year prior to the calendar year or years in which he is to perform services that will entitle him to the award. Such election shall provide a fixed date for the termination of the deferral period. The participant shall not be permitted to receive his award prior to the end of the elected deferral period, except in the event of death or retirement from the Company, its parent, or a subsidiary thereof, Disability, or termination of employment with the Company's consent as determined by the Committee. The decision of the Committee shall be final.

    11. ADJUSTMENT OF SHARES

    In the event there is any change in the common stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, the number or kind of shares or interests subject to any Option, restricted share grant, or performance share or unit award, and the per share price or value thereof shall be appropriately adjusted by the Committee at the time of such event, provided that each participant's position with respect to such Option, restricted share grant, or performance share or unit award, and the per share price or value thereof shall not, as a result of such adjustment, be of less value than it had been immediately prior to such event. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

    12. CHANGE OF CONTROL

    In the event of a Change of Control (as defined in Section 14) all Options previously issued pursuant to the Plan shall become immediately exercisable; PROVIDED, HOWEVER, that in the event of a merger between the Company and another corporation in which the Company is not the surviving entity, any Options or other Plan Awards issued pursuant to this Plan which have not been exercised shall, in the sole discretion of the Committee, either (i) be cancelled and replacement awards shall be issued by the surviving entity or
(ii) all such Options shall become immediately exercisable.

    13. MISCELLANEOUS PROVISIONS

    a. ASSIGNMENT OR TRANSFER. No grant of any "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by a participant except by will or the laws of descent and distribution. During the lifetime of a participant, Options and Plan Awards granted hereunder shall be exercisable only by the participant. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Option may be transferred by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

    b. INVESTMENT REPRESENTATION. If a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to awards paid in shares of common stock or other securities, is not in effect at the time an Option or other applicable Plan Award is exercised, the Company may require, for the sole purpose of complying with the Securities Act, that prior to delivering such common stock to the participant, such participant must deliver to the Secretary of the Company a written statement (i) representing and warranting that such common stock is being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging and confirming that such common stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and
(iii) agreeing that the certificates representing such common stock shall bear a legend to the effect of the foregoing. If, subsequent to the delivery by a participant of the written statement described in the preceding sentence, the common stock is registered under the Securities Act, the Company may release such participant from such written statement without effecting a "modification" of the Plan within the meaning of Section 424(h)(3) of the Code.

    c. WITHHOLDING TAXES. In the case of distributions of common stock or other securities hereunder, the Company, as a condition of such distribution, may require the payment (through withholding from the participant's salary, reduction of the number of shares of common stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes required by law to be withheld with respect to such distribution.

    d. COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option or Plan Award, or to any employee receiving a Plan Award.

    e. FUNDING OF PLAN. The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option or Plan Award under the

Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

    f. OTHER INCENTIVE PLANS. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

    g. VESTING. Except as otherwise provided herein, any Option or Plan Award granted pursuant to the Plan shall become exercisable and, hence, vested as determined by the Board of Directors of the Company.

    h. AFFECT ON EMPLOYMENT. Nothing contained in this Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Officer or Key Employee Participant except to the extent specifically provided herein or therein. Nothing contained in this Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company, or any parent corporation or subsidiary corporation thereof, to continue the employment of any Officer or Key Employee Participant, or (ii) any Officer or Key Employee Participant to remain in the employ of the Company, or any parent corporation or subsidiary corporation thereof.

    14. DEFINITIONS

    a. "Fair Market Value" shall, as it relates to the common stock of the Company, mean the average of the high and low prices of a share of such common stock as reported on the New York Stock Exchange on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such common stock is no longer listed on the New York Stock Exchange, another exchange, or regularly traded in the over-the-counter market, the value of such common stock on such date as determined by the Committee in good faith.

    b. "Disability" shall be construed under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Company, or any parent corporation or subsidiary corporation thereof, who are regularly employed on a salaried basis, unless another meaning shall be agreed to in writing by the Committee and the optionee.

    c. A "Change of Control" shall be deemed to have occurred if, subsequent to the Effective Date of this Plan (as defined in Section 17), (i) any "person" (as such term is defined in Section 13(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the Company's outstanding shares of common stock or (y) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of the Company, unless each new director was nominated or the election of such director was ratified by at least two-thirds of the directors still in office who were directors at the beginning of such two-year period.

    d. "Retirement' shall mean (i) with respect to any Officer or Key Employee Participant, the termination of employment from the Company, its parent or any of its subsidiaries, who at the time of such termination is at least fifty-five
(55) years of age and who has completed at least ten (10) years of service (at least 1,000 hours in any fiscal year) with the Company, its parent or any subsidiary, or any combination thereof or (ii) with respect to an Outside Director Participant, either failure of the Company to retain or nominate for re-election such Outside Director Participant or such director is ineligible to run for re-election pursuant to the Company's by-laws.

    15. AMENDMENT OF PLAN.

    The Board of Directors of the Company shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall (i) increase the total number of shares of the common stock of the Company which may be issued and sold pursuant to Options and Plan Awards granted under the Plan, (ii) decrease the minimum option price in the case of an Incentive Option or (iii) modify the provisions of the Plan relating to eligibility with respect to Incentive Options, unless each such amendment is made by or with the approval of the stockholders of the Company. The Board of Directors shall be authorized to amend the Plan and the Options and Plan Awards granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code or (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act. No amendment, modification, suspension or termination of the Plan shall alter or impair any Options or Plan Awards previously granted under the Plan, without the consent of the holder thereof.

    16. GOVERNING LAW.

    This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

    17. EFFECTIVE DATE AND TERM OF PLAN

    a. The National Intergroup, Inc. 1993 Stock Option and Performance Award Plan originally became effective upon its approval by the Company's stockholders on July 21, 1993 (the "Effective Date"). This Amended and Restated Plan shall be effective as of July 9, 2001, the date on which the Plan was adopted by the Board of Directors (the "Board Approval Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting, any special meeting or by written consent of stockholders of the Company within 12 months of the Board Approval Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

    b. This Plan shall remain in effect for ten (10) years after the Board Approval Date, unless sooner terminated by the Board of Directors. No awards or grants may be made under the Plan subsequent to the expiration date.



                                        A-16
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                               AVATEX CORPORATION

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AVATEX
          CORPORATION FOR AN ANNUAL MEETING OF STOCKHOLDERS ON TUESDAY,
                              SEPTEMBER 25, 2001.

The owner of the shares of Class A Common Stock, par value $.01 per share, of Avatex Corporation represented by this Proxy hereby appoints Abbey J. Butler and Melvyn J. Estrin, or either of them, Proxies to vote at Avatex Corporation's Annual Meeting of Stockholders being held at the offices of Human Service International, Inc., 7200 Wisconsin Avenue, Suite 600, Bethesda, MD, at 9:00 a.m., local time, on September 25, 2001, and any adjournment or postponement thereof, on the matters referred to on the opposite side of this card, as well as any other matters which may properly come before the annual meeting, in accordance with, and as more fully described in, the Notice of Annual Meeting of Stockholders and the Proxy Statement.

The Proxies will vote your shares of Common Stock in accordance to your directions on this card. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE YOUR SHARES OF COMMON STOCK IN ACCORDANCE WITH THE RECOMMENDATIONS OF AVATEX'S BOARD OF DIRECTORS.

             Please sign on the opposite side and return the proxy card in the accompanying envelope.

                          (CONTINUED ON REVERSE SIDE)
--------------------------------------------------------------------------------

                                      VOTE BY INTERNET - www.proxyvote.com
                                      Use the Internet to transmit your voting
AVATEX CORPORATION                    instructions and for electronic delivery
5910 NORTH CENTRAL EXPRESSWAY         of information up until 11:59 P.M. Eastern
SUITE 1780                            Time the day before the cut-off date or
DALLAS, TEXAS 75206                   meeting date. Have your proxy card in hand
                                      when you access the web site. You will be prompted to enter your 12-digit Control
                                      Number which is located below to obtain
                                      your records and create an electronic
                                      voting instruction form.

                                      VOTE BY MAIL -
                                      Mark, sign and date your proxy card
                                      and return it in the postage-paid
                                      envelope we've provided or return to
                                      Avatex Corporation c/o ADP, 51 Mercedes
                                      Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      / /                  AVATEX     KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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AVATEX CORPORATION

    AVATEX'S BOARD OF DIRECTORS RECOMMENDS A
    VOTE "FOR" PROPOSALS 1, 2 AND 3.

    1.  Election of directors to hold office until the annual             For  Withhold  For All    To withhold authority to vote,
        meeting of stockholders of Avatex Corporation in 2004:            All     All    Except     mark "For All Except" and write
                                                                                                    the nominee's number on the
    NOMINEES: 01) William A. Lemer and 02) John L. Wineapple              / /     / /      / /      line below.

                                                                                                    -------------------------------
    VOTE ON PROPOSALS                           FOR   AGAINST   ABSTAIN

    2.  Amended and Restated Stock Option and   / /     / /       / /
        Performance Award Plan.

    3.  In the Proxies' discretion, upon any    FOR   AGAINST   ABSTAIN
        other matters which may properly come
        before the meeting or any adjournment   / /     / /       / /
        or postponement thereof.

    THE OWNER OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY REVOKES ANY PROXY PREVIOUSLY
    GIVEN AND ACKNOWLEDGES RECEIPT OF WRITTEN NOTICE OF, AND THE PROXY STATEMENT FOR, THE
    ANNUAL MEETING OF STOCKHOLDERS OF AVATEX CORPORATION.

    PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS TO THE RIGHT AND MAIL IT IN THE ENCLOSED ENVELOPE.
    IF SHARES OF COMMON STOCK ARE REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN.
    EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS AND CORPORATE OFFICERS SHOULD ADD THEIR TITLES.

    -----------------------------------------------              -----------------------------------------------

    -----------------------------------------------              -----------------------------------------------
    Signature [PLEASE SIGN WITHIN BOX]       Date                Signature (Joint Owners)                 Date
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